PAGE
IDS
Precious
Metals
Fund

1995 semiannual report

(icon of: cart of percious gems)

The goal of IDS Precious Metals Fund, Inc. is long-term growth of capital. The Fund invests primarily in securities of companies engaged in exploration, mining, processing or distribution of gold and other precious metals. Most of these companies will be located outside of the United States.

Distributed by
American Express
Financial Advisors Inc.

PAGE

While investors typically look to stocks and bonds for the best return on their money, there are times when hard assets such as gold can play a small but important role in a diversified portfolio. Because owning the metal itself is often impractical, most investors put their money in stocks of companies that mine gold and other precious metals.
Those stocks, which form the bedrock of IDS Precious Metals Fund, usually move in tandem with the prices of the metals.

Contents
From the president             3
From the portfolio manager     3
Ten largest holdings           5
Financial statements           6
Notes to financial statements  9
Investments in securities     18
Directors and officers        20
IDS mutual funds              21

PAGE

(Picture of: William R. Pearce)
William R. Pearce
President of the Fund

To our shareholders

From the president

As I indicated in the Fund's previous reports, new agreements between the Fund and American Express Financial Corporation (AEFC) were approved by shareholders in November 1994. The new agreements became effective when the Fund began offering multiple classes of shares on March 20, 1995.

The advantage of offering more than a single class of shares is that investors may choose how they wish to pay sales charges. A portion of these charges compensates your American Express financial advisor (formerly called your IDS planner), who is committed to providing you with outstanding services.

Adding new classes of mutual fund shares does make the presentation of financial information in this report more complex. However, we will continue our effort to make the reports easier to read and understand. Meanwhile, your American Express financial advisor is available to answer your questions.

William R. Pearce

(Picture of: Richard H. Warden)

Richard H. Warden
Portfolio manager

From the portfolio manager

Breaking with their history of volatility, stocks of gold producers displayed consistently strong performance during the past six months. IDS Precious Metals Fund was very well positioned to take advantage of the favorable environment, registering positive returns in every month but one. Ultimately, it generated a total return of almost 20% for the first half of the fiscal year (April through September, 1995).

The period got off to a spectacular start, as surging stock prices resulted in the Fund advancing nearly 10% last April. This was in marked contrast to the first three months of 1995, which saw gold stocks struggle under the pressure of labor unrest in South Africa and depreciating currencies in the two major gold-producer markets, Canada and Australia.

PAGE

Supply/demand situation favorable

Much of the run-up resulted from concerns that labor disputes in South Africa and torrential rains in Australia, which caused the shut-down of many mines in that country, would soon sharply curtail gold production. With gold demand already outstripping supply, gold and the stocks of its producers quickly captured investors' fancy and their investment capital, driving prices higher. With the exception of August, when there was a mild dip, the uptrend continued through the end of the fiscal period in September.

In addition to the gold market's narrow trading range, the period was unusual in that the inflation rate in most major countries remained tame. Historically, gold prices have moved largely in tandem with inflation rising inflation leading to higher gold prices and vice-versa.
Clearly, the positive supply/demand situation was a major factor during the past six months.

Low cash pays off

Also benefiting the Fund's performance was our strategy of maintaining a low level of cash reserves, about 5% of portfolio assets. This meant we kept nearly all of the assets at work in gold stocks, which provided a far higher return than cash-equivalent investments during the past six months.

As for changes to the portfolio, we made some small shifts in our exposure to the major markets, including a reduction last spring in our Australian and South African holdings. For the most part, though, our investment mix is much the same as it has been for years: the majority in North America, followed by Australia and South Africa. In an effort to boost future returns, we did add investments in several gold-exploration companies, which, because of their size, may be more flexible than their larger counterparts in seizing new business opportunities.

At this writing, the market fundamentals of healthy demand and restricted supply remain in place for gold. While that's no guarantee that stock prices will continue to rise during the rest of the fiscal year, we think the longer-trend continues to be positive for those companies with increasing production and/or reserves, or that have a major exploration discovery.

Richard H. Warden

PAGE

Class A
6-month performance
(All figures per share)
Net asset value (NAV)
Sept. 30, 1995           $       9.45
March 31, 1995           $       7.99
Increase                 $       1.46

Distributions
April 1, 1995 - Sept. 30, 1995
From income              $       --
From capital gains       $       --
Total distributions      $       --

Total return*                    +18.3%**
Class B
6-month performance
(All figures per share)
Net asset value (NAV)
Sept. 30, 1995           $       9.41
March 31, 1995           $       7.99
Increase                 $       1.42

Distributions
April 1, 1995 - Sept. 30, 1995
From income              $       --
From capital gains       $       --
Total distributions      $       --

Total return*                    +17.8%**
Class Y
6-month performance
(All figures per share)
Net asset value (NAV)
Sept. 30, 1995           $       9.45
March 31, 1995           $       7.99
Increase                 $       1.46

Distributions
April 1, 1995 - Sept. 30, 1995
From income              $       --
From capital gains       $       --
Total distributions      $       --

Total return*                   +18.3%**

 *The prospectus discusses the effect of sales charges, if any, on the various classes.
**The total return is a hypothetical investment in the Fund with all distributions reinvested.
PAGE

IDS Precious Metals Fund, Inc.

Your fund's ten largest holdings

Picture of pie chart: The ten holdings listed here make up 54.90% of the funds's net assets
                                             Percent                 Value
                              (of fund's net assets) (as of Sept. 30, 1995)
Barrick Gold                                 8.03%            $5,821,875
This company is engaged in the mining and exploration of gold in the
United States, Chile and Canada

Freeport McMoRan Copper & Gold               7.95              5,765,625
A Gold, silver and cooper producer in Indonesia.

Dayton Mining                                6.35              4,604,648
A South American precious metals producer

Sons of Gwalia                               6.28              4,556,700
An Australian precious metals producer.

Stillwater Mining                            4.88              3,536,920
This company explores, develops, mines and produces platinum, palladium and associated metals from the Stillwater Complex located in the
Beartooth Mountains in southern Montana.

TVX Gold                                     4.75              3,441,860
A Canadian and South American precious metals producer.

Intl Gold Resources                          4.73              3,432,555
A Canadian company exploring for gold in West Africa.

Plutonic Resources                           4.28              3,105,600
An Australian precious metals producer.

Acacia Resources                             3.99              2,890,500
An Australian precious metals producer.

Cambior                                      3.66              2,651,163
A North and South America precious metals producer

PAGE
                         Statement of assets and liabilities

                         IDS Precious Metals Fund, Inc.
                         Sept. 30, 1995

_____________________________________________________________________________________________________________

                         Assets
______________________________________________________________________________________________________________
                                                                                                   (Unaudited)
Investments in securities, at value (Note 1)
  (identified cost $59,693,284)                                                                   $76,100,100
Cash in bank on demand deposit                                                                        513,661
Dividends and accrued interest receivable                                                              79,481
Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 4)                    1,750
U.S. government securities held as collateral (Note 7)                                              4,478,729
_____________________________________________________________________________________________________________
Total assets                                                                                       81,173,721
_____________________________________________________________________________________________________________

                         Liabilities
_____________________________________________________________________________________________________________
Payable for investment securities purchased                                                           433,598
Payable upon return of securities loaned (Note 7)                                                   8,112,729
Accrued investment management services fee                                                             10,403
Accrued distribution fee                                                                                   30
Accrued service fee                                                                                       692
Accrued transfer agency fee                                                                               940
Accrued administrative services fee                                                                       237
Other accrued expenses                                                                                104,535
_____________________________________________________________________________________________________________
Total liabilities                                                                                  8,663,164
_____________________________________________________________________________________________________________
Net assets applicable to outstanding capital stock                                                $72,510,557
_____________________________________________________________________________________________________________

                         Represented by
_____________________________________________________________________________________________________________
Capital stock -- authorized 10,000,000,000 shares of $.01 par value;                              $    76,735
Additional paid-in capital                                                                         73,115,465
Net operating loss                                                                                   (286,329)
Accumulated net realized loss (Notes 1 and 6)                                                     (16,803,880)
Unrealized appreciation of investments and on translations
   of assets and liabilities in foreinn currencies                                                 16,408,566
_____________________________________________________________________________________________________________
Total -- representing net assets applicable to outstanding capital stock                          $72,510,557
_____________________________________________________________________________________________________________
Net assets applicable to outstanding shares: Class A                                              $71,773,965
                                             Class B                                              $   735,431
                                             Class Y                                              $     1,161
Net asset value per share of outstanding capital stock: Class A shares 7,595,218                  $      9.45
                                                        Class B shares    78,157                  $      9.41
                                                        Class Y shares       123                  $      9.44

See accompanying notes to financial statements.
PAGE
                          Financial statements

                          Statement of operations
                          IDS Precious Metals Fund, Inc.
                          Six months ended Sept. 30, 1995
_____________________________________________________________________________________________________________

                          Investment income
_____________________________________________________________________________________________________________
                                                                                                  (Unaudited)
Income:
Interest                                                                                          $   166,035
Dividends (net of foreign taxes withheld of $24,871)                                                  160,995
_____________________________________________________________________________________________________________
Total income                                                                                          327,030
_____________________________________________________________________________________________________________
Expenses (Note 2):
Investment management services fee                                                                    331,404
Distribution fee - Class B                                                                              1,690
Transfer agency fee                                                                                    97,299
Incremental transfer agency fee - Class B                                                                  64
Service fee
  Class A                                                                                              64,477
  Class B                                                                                                 394
Administrative services fee                                                                            22,230
Compensation of directors                                                                              12,728
Compensation of officers                                                                                  395
Custodian fees                                                                                         48,208
Postage                                                                                                20,429
Registration fees                                                                                      48,956
Reports to shareholders                                                                                11,717
Audit fees                                                                                             10,375
Administrative                                                                                          1,118
Other                                                                                                   4,610
_____________________________________________________________________________________________________________
Total expenses                                                                                       676,094
_____________________________________________________________________________________________________________
Investment loss -- net                                                                               (349,064)
_____________________________________________________________________________________________________________

                          Realized and unrealized gain -- net
_____________________________________________________________________________________________________________
Net realized gain on security and foreign currency transactions
   (including loss of $4,454 from foreign currency transactions) (Note 3)                          8,408,174
Net change in unrealized appreciation or depreciation of investmnets and on
   translations of assets and liabilites if foreign currencies                                     4,446,491
_____________________________________________________________________________________________________________
Net gain on investments and foreign currency                                                       12,854,665
_____________________________________________________________________________________________________________
Net increase in net assets resulting from operations                                              $12,505,601
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.
/TABLE

PAGE

                          Financial statements

                          Statements of changes in net assets
                          IDS Precious Metals Fund, Inc.
_____________________________________________________________________________________________________________

                          Operations and distributions                        Sept. 30,1995     March 30,1995

_____________________________________________________________________________________________________________
                                                                           Six months ended        Year ended
                                                                                (Unaudited)
Investment income (loss) -- net                                                 $  (349,064)       $  216,565
Net realized gain on investments and foreign currency                             8,408,174         2,803,911
Net change in unrealized appreciation or depreciation                             4,446,491        (6,250,409)
_____________________________________________________________________________________________________________
Net increase (decrease) in net assets resulting from operations                  12,505,601        (3,229,933)
_____________________________________________________________________________________________________________
Distributions to shareholders from:
 Net investment income
   Class A                                                                               --          (320,491)
_____________________________________________________________________________________________________________
                          Capital share transactions (Note 5)
_____________________________________________________________________________________________________________
Proceeds from sales
   Class A shares (Note 2)                                                       47,615,312        87,414,117
   Class B shares                                                                 1,179,903            39,862
   Class Y shares                                                                     1,000                20
Reinvestment of distributions at net asset value
  Class A shares                                                                         --           314,487
Payments for redemptions
  Class A shares                                                                (60,233,679)      (86,077,835)
  Class B shares (Note 2)                                                          (537,699)               --
_____________________________________________________________________________________________________________
Increase (decrease) in net assets from capital share transactions               (11,975,163)        1,690,651
_____________________________________________________________________________________________________________
Total increase (decrease) in net assets                                            530,438         (1,859,773)

Net assets at beginning of period                                               71,980,119        73,839,892
_____________________________________________________________________________________________________________
Net assets at end of period
  (including undistributed net investment income of
  $(286,329) and $62,735)                                                       $72,510,557       $71,980,119
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.
/TABLE

PAGE
Notes to financial statements

IDS Precious Metals Fund, Inc.
(Unaudited as to Sept. 30, 1995)
______________________________________________________________________________
1. Summary of significant accounting policies

The Fund is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares, which the Fund began offering on March 20, 1995,may be subject to a contingent deferred sales charge. Class B shares automatically convert to Class A after eight years. Class Y shares, which the Fund also began offering on March 20, 1995, have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Fund are summarized below:

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available, including illiquid securities, are valued at fair value according to methods selected in good faith by the board of directors. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Investments in metals, if any, are valued daily using data from independent brokers and pricing services.

Option transactions

In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded.
The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell stock index futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and
foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for hedging purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend declared and paid by the end of the calendar year from net investment income is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount is accrued daily.
______________________________________________________________________________
2. Expenses and sales charges

Effective March 20, 1995, when the Fund began offering multiple classes of shares, the Fund entered into agreements with AEFC for managing its portfolio, providing administrative services and serving as transfer agent as follows: Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold.
The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee is adjusted upward or downward by a performance incentive adjustment based on the Fund's average daily net assets over a rolling 12-month period as measured against the change in the Lipper Gold Fund Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $35,005 for the six months ended Sept. 30, 1995.

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this services as follows:
o Class A $15
o Class B $16
o Class Y $15

Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services as follows: Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

AEFC will assume and pay any expenses (except taxes and brokerage commissions) that exceed the most restrictive applicable state expense limitation.

Sales charges by American Express Financial Advisors for distributing Fund shares were $66,520 for Class A and $35 for Class B for the six months ended Sept. 30, 1995. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

PAGE

The Fund has a retirement plan for its independent directors.
Upon retirement, directors receive monthly payments equal to one-half of the retainer fee for as many months as they served as directors up to 120 months. There are no death benefits. The plan is not funded but the Fund recognizes the cost of payments during the time the directors serve on the board. The retirement plan expense amounted to $139 for the six months ended Sept. 30, 1995.
______________________________________________________________________________
3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $24,194,246 and $29,766,137, respectively, for the six months ended Sept. 30, 1995. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $2,000 for the six months ended Sept. 30, 1995.
______________________________________________________________________________
4. Foreign currency contracts

At Sept. 30, 1995, the Fund had entered into a foreign currency exchange contract that obligates the Fund to deliver currency at a specified future date. The unrealized appreciation of $1,750 on this contract is included in the accompanying financial statements. The terms of the open contract are as follows:

Exchange date      Currency to be         Currency to be           Unrealized
                     delivered              received              appreciation
______________________________________________________________________________
Oct. 12, 1995        433,598                585,000                  $1,750
                         U.S. DollarCanadian Dollar
/TABLE

PAGE
5. Capital share transactions

Transactions in shares of capital stock for the periods indicated are as follows:

_____________________________________________________________________________
                                  Six months ended Sept. 30, 1995

                           Class A         Class B             Class Y
_____________________________________________________________________________

Sold                      5,284,818        133,030                 120
Issued for reinvested             2             --                  --
   distributions
Redeemed                 (6,693,818)       (60,063)                 --
____________________________________________________________________________
Net increase (decrease)  (1,408,998)        72,967                 120
____________________________________________________________________________

                                  Year ended March 31, 1995

                            Class A         Class B*            Class Y*
_____________________________________________________________________________

Sold                      11,024,627          5,190                   3
Issued for reinvested         39,672             --                  --
   distributions
Redeemed                 (10,809,372)            --                  --
_____________________________________________________________________________
Net increase                 254,927          5,190                   3
_____________________________________________________________________________
*Inception date was March 20, 1995.
______________________________________________________________________________

PAGE
6. Capital loss carryover

For federal income tax purposes, the Fund has a capital loss carryover of approximately $16,788,000 at Sept. 30, 1995 that will expire in 1998 through 2001 if not offset by subsequent capital gains. It is unlikely the board of directors will authorize a distribution of any realized capital gain until the available capital loss carryover has been offset or expires.
_____________________________________________________________________________
7. Lending of portfolio securities

At Sept. 30, 1995, securities valued at $8,001,300 were on loan to brokers. For collateral, the Fund received $3,634,000 in cash and U.S. government securities valued at $4,478,729. Income from securities lending amounted to $31,629 for the six months ended Sept. 30, 1995. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

PAGE

8. Financial highlights
                           The table below shows certain important financial information for evaluating the Fund's results.

                           Fiscal period ended March 31,
                           Per share income and capital changes*

                                               Class A                             Class B              Class Y
                             ____________________________________________       _______________      ______________
                             1995*** 1995   1994     1993    1992    1991       1995***  1995**      1995*** 1995**

Net asset value,             $7.99  $8.44   $6.00   $5.15   $5.40   $6.98        $7.99   $7.68       $7.99  $7.62
beginning of period
                           Income from investment operations:
Net investment income         (.04)   .04     .04     .04     .06     .12         (.05)    .01        (.04)    --
(loss)
Net gains (losses)            1.50   (.45)   2.44     .84    (.24)  (1.57)        1.47     .30        1.50    .37
(both realized and unrealized)

Total from investment         1.46   (.41)   2.48     .88    (.18)  (1.45)        1.42     .31        1.46    .37
operations
                           Less distributions:
Dividends from net              --   (.04)   (.04)   (.03)   (.07)   (.13)          --      --          --     --
investment income


Net asset value,             $9.45  $7.99  $8.44    $6.00   $5.15   $5.40        $9.41    $7.99      $9.45  $7.99
end of period
                           Ratios/supplemental data
                            _____________________________________________       _______________     ______________
                            1995***  1995   1994     1993    1992    1991       1995***  1995**     1995*** 1995**

Net assets, end of period    $72      $72    $74      $53     $53    $68         $1      $--        $--     $--
(in millions)

Ratio of expenses to        1.82%+   1.61%  .51%    1.79%   1.59%   1.48%        2.56%+    .08%      1.66%+  --%****
average daily net assets

Ratio of net income (loss)   (.94%)+  .31%  .46%     .86%    .64%   1.95%       (1.69%)+   .28%     (.83)%+  --%****
to average daily net assets

Portfolio turnover rate       34%      37%   49%     19%      21%     54%          34%      37%        34%   37%
(excluding short-term
securities)
Total return++              18.3%    (4.9%) 41.3%  17.2%    (3.3%) (20.8%)       17.8%      4.0%     18.3%  4.9%
                           *For a share outstanding throughout the period. Rounded to the nearest cent.
                          **Inception date. Period from March 20, 1995 to March 31, 1995.
                         ***Six months ended Sept. 30, 1995 (Unaudited).
                        ****Ratio of expenses and net investment income to average daily net assets is not presented for Class Y as only three shares were outstanding during the period.
                           +Adjusted to an annual basis.
                          ++Total return does not reflect payment of a sales charge.
/TABLE

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
                         Investments in securities
                         IDS Precious Metals Fund, Inc.
                         Sept. 30, 1995 (Unaudited)
                                                                                          (Percentages represent value of
                                                                                      investments compared to net assets)

_____________________________________________________________________________________________________________________________

Common stocks (101.4%)(c)
_____________________________________________________________________________________________________________________________
Issuer                                                                                   Shares                      Value(a)
_____________________________________________________________________________________________________________________________
Australia (21.0%)
Acacia Resources                                                                      1,500,000 (b)               $ 2,890,500
Asia Pacific Resources                                                                  125,000 (b)                   441,860
Golden Shamrock Mines                                                                 4,000,000 (b)                 2,536,000
Plutonic Resoures                                                                       600,000                     3,105,600
Poseidon Gold                                                                           386,703                       721,588
Ranger Minerals                                                                         200,000                       471,400
Sons of Gwalia                                                                          900,000                     4,556,700
South Pacific Resources                                                                   1,000 (b)                    2,828
Wiluna Mines                                                                            500,000 (b)                   521,000
                                                                                                                 ____________
Total                                                                                                              15,247,476
_____________________________________________________________________________________________________________________________
North/South America (70.6%)
Baja Gold                                                                               300,000 (b)                   424,185
Barrick Gold                                                                            225,000                     5,821,875
Bre X Minerals                                                                          166,600 (b)                 2,231,664
Cambior                                                                                 250,000                     2,651,163
Canarc Resources                                                                      1,000,000 (b)                 1,153,480
Carson Gold                                                                             720,200 (b)                   552,040
Crown Resources                                                                         100,000 (b)                   512,500
Dayton Mining                                                                         1,125,000 (b,d)               4,604,648
Diamond Fields Resources                                                                 60,000 (b)                   982,325
Euro-Nevada Mining                                                                       40,000                     1,533,023
First Dynasty Mines                                                                     150,000 (b)                   837,209
First Mississippi                                                                        25,000                       996,875
First Mississippi Gold                                                                   75,000 (b,d)               1,640,625
Francisco Gold                                                                          200,000 (b)                   692,092
Franco Nevada                                                                            15,000                       898,605
Freeport McMoRan Copper & Gold                                                          225,000 (b)                 5,765,625
Goldcorp                                                                                 50,000                       493,023
Greenstone Resources                                                                    100,000 (b)                   253,023
High River Gold Mines                                                                   200,000 (b)                   461,394
Intl Gold Resources                                                                     900,000 (b)                 3,432,555
Kinross Gold                                                                             80,000 (b)                   684,650
Metallica Resources                                                                     300,000 (b)                   625,116
Newmont Gold                                                                             25,000                     1,012,500
Pegasus Gold                                                                            100,000 (d)                 1,362,500
Pioneer Group                                                                            10,000                       273,750
Placer Dome                                                                              25,000                       656,250
Romarco Minerals                                                                        300,000 (b)                   457,674

See accompanying notes to investments in securities.
PAGE
San Fernando Mining                                                                     100,000                       163,720
Santa Fe Pacific                                                                        200,000                     2,525,000
Stillwater Mining                                                                       170,454 (b,e)               3,536,920
Tiomin Resources                                                                        300,000 (b,e)                 478,884
TVX Gold                                                                                500,000 (b)                 3,441,860
                                                                                                                  ___________
Total                                                                                                              51,156,753
_____________________________________________________________________________________________________________________________
South Africa (8.4%)
Driefontein Consolidated ADR                                                            100,000 (b,d)               1,362,500
Free State Consolidated Gold ADR                                                         50,000                       568,750
Kloof Gold Mining ADR                                                                   100,000                     1,112,500
Loraine Gold Mines                                                                      250,000 (b)                   855,750
Western Area Gold ADR                                                                    75,420                     1,305,709
Western Deep Levels ADR                                                                  25,000                       884,375
                                                                                                                 ____________
Total                                                                                                               6,089,584
_____________________________________________________________________________________________________________________________
United Kingdom (1.4%)
Ashanti Gold                                                                             50,000 (e)                1,008,750
_____________________________________________________________________________________________________________________________
Total common stocks
(Cost: $57,095,747)                                                                                               $73,502,563
_____________________________________________________________________________________________________________________________

Other (--%)
_____________________________________________________________________________________________________________________________
Issuer                                                                                   Shares                      Value(a)
_____________________________________________________________________________________________________________________________
Carson Gold
Warrants                                                                                750,000 (b,g)                      --
Dayton Mining
Warrants                                                                                292,500 (b,g)                      --
_____________________________________________________________________________________________________________________________

Total other
(Cost: $--)                                                                                                             $  --
_____________________________________________________________________________________________________________________________

PAGE

Short-term securities (3.6%)
_____________________________________________________________________________________________________________________________
Issuer                                                     Annualized                 Amount                         Value(a)
                                                             yield on              payable at
                                                              date of                maturity
                                                             purchase
_____________________________________________________________________________________________________________________________
U.S. government agency (1.9%)
Federal Natl Mtge Assn
Disc Note
10-04-95                                                       5.61%                 $1,400,000                  $ 1,399,129
_____________________________________________________________________________________________________________________________
Commercial paper (1.7%)
Mobil Australia Finance
Delaware
10-10-95                                                       5.76                     700,000 (f)                  698,886
Penney (JC) Funding
10-06-95                                                       5.77                     500,000                      499,522
                                                                                                                  ___________
Total                                                                                                               1,198,408
_____________________________________________________________________________________________________________________________
Total short-term securities
(Cost: $2,597,537)                                                                                                $ 2,597,537
_____________________________________________________________________________________________________________________________
Total investments in securities
(Cost: $59,693,284)(h)                                                                                            $76,100,100
_____________________________________________________________________________________________________________________________

Notes to investments in securities
_____________________________________________________________________________________________________________________________
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Presently non-income producing.
(c) Foreign security values are stated in U.S. dollars.
(d) Security is partially on loan. See Note 7 to the financial statements.
(e) Represents a security sold under Rule 144A, which is exempt from registration under the Securities
    Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board of directors.
(f) Commercial paper sold within terms of a private placement memorandum, exempt from regristration under
    Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board of directors.
(g) Presently negligible market value.
(h) At Sept. 30, 1995, the cost of securities for federal income tax purposes was approximately $59,693,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                                         $20,471,000
    Unrealized depreciation                                                          (4,064,000)
    ___________________________________________________________________________________________
    Net unrealized appreciation                                                     $16,407,000
    ___________________________________________________________________________________________

/TABLE

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Directors and officers

Directors and officers of the Fund
_____________________________________________________________________
President and interested director

William R. Pearce
President of all funds in the IDS MUTUAL FUND GROUP.
_____________________________________________________________________
Independent directors

Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for
Public Policy Research.

Robert F. Froehlke
Former president of all funds in the IDS MUTUAL FUND GROUP.

Heinz F. Hutter
Former president and chief operating officer, Cargill, Inc.

Anne P. Jones
Attorney and telecommunications consultant.

Donald M. Kendall
Former chairman and chief executive officer, PepsiCo, Inc.

Melvin R. Laird
Senior counsellor for national and international affairs, The Reader's Digest Association, Inc.

Lewis W. Lehr
Former chairman and chief executive officer, Minnesota Mining and Manufacturing Company (3M).

Edson W. Spencer
Former chairman and chief executive officer, Honeywell, Inc.

Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board and chief executive officer, The Valspar Corporation.
_____________________________________________________________________
Interested directors who are officers and/or employees of American
Express Financial Corporation.

William H. Dudley
Exective vice president, AEFC.

David R. Hubers
President and chief executive officer, AEFC.

John R. Thomas
Senior vice president, AEFC.
_____________________________________________________________________
Officers who are officers and/or employees of American Express
Financial Corporation
Peter J. Anderson
Vice President of all funds in the IDS MUTUAL FUND GROUP.

Melinda S. Urion
Treasurer of all funds in the IDS MUTUAL FUND GROUP.
___________________________________________________________________
Other officer

Leslie L. Ogg
Vice president general Counsel and secretary of all funds in the IDS MUTUAL FUND GROU.
PAGE
IDS mutual funds

Cash equivalent investments

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund
Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

Income investments

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income.
Secondary objective is capital growth. Risk varies by bond quality.

IDS Global Bond Fund

Invests primarily in debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

IDS Extra Income Fund

Invests mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) cornucopia
PAGE
IDS Bond Fund
Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

IDS Selective Fund

Invests in high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests primarily in securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) federal building

Tax-exempt income investments

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax. Risk varies by bond quality.

IDS High Yield Tax-Exempt Fund

Invests primarily in medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed
PAGE
IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the fund but does not guarantee the market value of the fund's shares.

(icon of) shield with eagle head

Growth and income investments

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Moderate risk.

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Managed Retirement Fund

Invests in a combination of common stocks, fixed-income investments and money market securities to seek a maximum total return through a combination of growth of capital and current income.

(icon of) bird in a nest

PAGE
IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three apple trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Stock Fund

Invests in common stocks of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) electrical cord

IDS Diversified Equity Income Fund

Invests primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) four puzzle pieces

IDS Mutual

Invests in a balance between common stocks and senior securities
(preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice
PAGE
Growth investments

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Discovery Fund
Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Strategy Aggressive Fund
Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Growth Fund
Invests primarily in companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) flower

IDS Global Growth Fund
Invests in stocks of companies throughout the world that are positioned to meet market needs in a changing world economy.
These companies offer above-average potential for long-term growth.

(icon of) world

IDS New Dimensions Fund
Invests primarily in companies with significant growth potential due to superiority in technology, marketing or management. The fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund
Invests primarily in undervalued common stocks. The fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

PAGE

Specialty growth investment

This fund aggressively seeks capital growth as a hedge against inflation.

IDS Precious Metals Fund
Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. This is the most aggressive and most speculative
IDS mutual fund.

(icon of) cart of precious gems

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial planner or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

PAGE
Quick telephone reference

American Express Telephone Transaction Service

Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:
800-437-3133

Mpls./St. Paul area:
671-3800

American Express Shareholder Service

Fund performance, objectives and account inquiries

612-671-3733

TTY Service

For the hearing impaired

800-846-4852

American Express Infoline

Automated account information (TouchTone phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota:
800-272-4445

Mpls./St. Paul area:
671-1630

AMERICAN EXPRESS FINANCIAL ADVISORS

IDS Precious Metals Fund
IDS Tower 10
Minneapolis, MN 55440-0010